UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Commission File Number: 333-209903

GSG GROUP INC.
(Exact name of Registrant as specified in its charter)

Nevada	37-1769300
(State of incorporation)	(IRS Employer Identification No.)

18/F Canada Bank Tower, No. 315, Ang Doung St,

Corner Monivong Blvd, Phnom Penh, Cambodia

_______________________________

Address of Principle Executive Office

85 523962303

Registrant’s telephone number, including area code

Date of Report (Date of earliest event reported):

February 14th, 2018

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 4.01 Changes in Registrant's Certifying Accountant

GSG Group Inc. (the “Company”) has replaced MaloneBailey, LLP (“MaloneBailey”, or the “Former Accounting Firm”) as its independent registered public accounting firm, effective as of February 14th, 2018, and has engaged JTC Fair Song CPA Firm of 20th Floor, Eu Hua Mansion, Huangmugang, Futian Shenzhen, 518035, (the “New Accounting Firm”) as its new independent registered public accounting firm. The Board made the decision to engage the New Accounting Firm acting under authority delegated to it and the Board of Directors approved the same on February 14th, 2018. As described below, the change in independent registered public accounting firm is not the result of any disagreement with the Former Accounting Firm.

MaloneBailey has not provided the Registrant with an audit report, however, none of the Company’s previous audit reports, in particular the audit report of the fiscal year ended December 31, 2016, contained any adverse opinion or disclaimer of opinion, nor was qualified or modified as to uncertainty, audit scope, or accounting principles, except for a going concern qualification on the Company' financial statements for the fiscal year ended December 31, 2016.

Since MaloneBailey was engaged through February 14th, 2018, there were no disagreements with MaloneBailey on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to their satisfaction, would have caused MaloneBailey to make reference to the subject matter of the disagreements. Further, during the same period through February 14th, 2018, there were no reportable events as listed in Item 304(a)(l)(v) of Regulation S-K.

The Registrant provided MaloneBailey with a copy of the disclosure in the preceding two paragraphs and requested in writing that it furnish the Registrant with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with such disclosures. MaloneBailey provided a letter, dated February 14th, 2018, stating its agreement with such statements as related to MaloneBailey, which is attached as Exhibit 16.1 to this Form 8-K.

The Company has not consulted with the New Accounting Firm during our two most recent fiscal years or during any subsequent interim period prior to its appointment as New Accounting Firm regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on our financial statements, and neither a written report was provided to us nor oral advice was provided that the New Accounting Firm concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (within the meaning of Item 304(a)(1)(v) of Regulation S-K).

Item 9.01 Exhibits

16.1	Letter from MaloneBailey, LLP

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 15th, 2018

GSG Group Inc.

/s/ Sreyneang Jin
By:	Sreyneang Jin, CEO

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